UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2004

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-961-4600

Item 7.  Financial Statements and Exhibits

 (c) Exhibits

99.1  Press Release of Quanex Corporation dated June 3, 2004.

Item 9.  Regulation FD Disclosure

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 3, 2004, Quanex Corporation issued a press release (the “Press Release”) reporting its earnings results for the second quarter of fiscal year 2004.  The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Corporation

Date: June 3, 2004	By:	/s/ RAYMOND A. JEAN
Chairman of the Board, President and
Chief Executive Officer
(Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1*	Press Release dated June 3, 2004, announcing second quarter of fiscal year 2004 results.

*              Filed herewith